UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2004

LSB BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-11448	56-1348147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One LSB Plaza, Lexington, North Carolina 27292
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (336) 248-6500

Not Applicable
(Former address of principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press release issued by LSB Bancshares on January 15, 2004.

Item 9. Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under this Item 9.

     On January 15, 2004, LSB Bancshares issued a press release providing certain financial information for the quarter ending December 31, 2003. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC

Dated: January 15, 2004	By:	/s/ Robert F. Lowe

Robert F. Lowe,
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by LSB Bancshares on January 15, 2004.